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                                                                    EXHIBIT 24.0

CONFORMED
                               POWER OF ATTORNEY

     We, the undersigned directors and officers of DutchFork Bancshares, Inc., (the "Company") do hereby severally constitute and appoint J. Thomas Johnson and Steve P. Sligh true and lawful attorneys and agents to do any and all things and acts in our names in the capacities indicated below and to execute any and all instruments for us and in our names in the capacities indicated below which said
J. Thomas Johnson and Steve P. Sligh may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933 in connection with the Registration Statement on Form SB-2 relating to the offering of the Company's common stock, including specifically, but not limited to, power and authority to sign for us or any of us in our names in the capacities indicated below the Registration Statement and any and all amendments (including post-effective amendments) thereto; and we hereby ratify and confirm all that said J. Thomas Johnson and Steve P. Sligh shall do or cause to be done by virtue hereof.


/s/ J. Thomas Johnson              Chairman, President and         March 8, 2000
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J. Thomas Johnson                  Chief Executive Officer
                                   (principal executive officer)


/s/ Steve P. Sligh                 Executive Vice President,       March 8, 2000
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Steve P. Sligh                     Treasurer, Chief Financial
                                   Officer and Director
                                   (principal accounting
                                   and financial officer)


/s/ Robert E. Livingston, III      Corporate Secretary             March 8, 2000
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Robert E. Livingston, III          and Director


/s/ Keitt Purcell                  Director                        March 8, 2000
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Keitt Purcell


/s/ Robert W. Owen                 Director                        March 8, 2000
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Robert W. Owen


/s/ James E. Wiseman               Director                        March 8, 2000
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James E. Wiseman